NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD JANUARY 31, 1997

                    IMPORTANT: Please Send In Your Proxy

To the shareholders of AmTrust Investors, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of AmTrust Investors, Inc., (the "Fund") a Texas Corporation, will be held at 10:00 a.m. on Friday, January 31, 1997 at 109-A Teakwood, in
Victoria, Texas. The purpose of the meeting is to vote on the following proposals:

(1) To Elect a Board of Directors of five members to hold office for the ensuing year and until their successors are elected and qualified;
(2) To Ratify Selection of Independent Accountant, Michael S. Klingle as independent auditor of the Fund;
(3) To Approve the Management Agreement with the Investment Advisor, AmTrust Capital Resources, Inc.;
(4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Your vote is IMPORTANT - Please complete, sign and return the enclosed proxy in the envelope provided.

In accordance with a resolution of the Board of Directors, shareholders of record at the close of business December 31, 1996, shall be entitled to notice of and vote at the meeting and at any adjournment or adjournments thereof.

                                     BY ORDER OF THE BOARD OF DIRECTORS
                                                 Jimmy Baker, President

January 2, 1997


                        PROXY STATEMENT FOR ANNUAL MEETING
                     OF SHAREHOLDERS TO BE HELD JANUARY 31, 1997

Proxy Solicitation. Any proxy that you execute and return may be revoked at any time prior to the vote on the matter on which the proxy may be voted by written notice to the Fund or by appearance at the Annual Meeting and voting in person. In accordance with a resolution of the Board of Directors, only shareholders of record at the close of business December 31, 1996, shall be entitled to vote at the Annual Meeting and at any adjournment or adjournments thereof.

Voting of Proxies. Each share entitles the owner to one vote. As of December 31, 1996, the number of outstanding shares of the Fund was _________. Each share represented by a valid proxy will be voted in accordance with the specifications on the proxy, and if no specifications are made, the proxy will be voted in favor of the proposals and the election of the Director nominees. All voting shares, including abstentions, broker non-votes and shares not represented in person or by proxy, will neither be voted "For" nor "Against" any of the proposals.

Vote Required for Approval. The affirmative vote of a majority of the shares represented at the meeting, as long as more than 50% of the outstanding shares are present in person or by proxy, is required for the election of the nominees for Director to the Board and for the ratification of the independent auditor. The affirmative vote of a majority of the outstanding shares of the Fund shall be required for approval of the Investment Advisory Agreement. For this purpose, a majority means the affirmative vote (A) of 67 per cent or more of the shares present at the meeting, if the holders of more than 50 per cent of the outstanding shares of the Fund are present or represented by proxy; or (B) of more than 50 per cent of the outstanding shares of the Fund, whichever is less. The affirmative vote of a majority of the outstanding shares of the Fund shall be required for the amendment of the Articles of Incorporation.

Annual Report. The Annual Report to the Shareholders of the Fund, including the audited financial statements of the Fund has been included with the proxy materials.

Five Percent Shareholders. As of December 31, 1996, no single shareholder held in excess of 5% of the outstanding shares of AmTrust Value Fund.


Proposal 1:  To Elect a Board of Directors

The Fund's Board of Directors has nominated the five persons listed below for election as Directors. Each Director will hold office until the next Annual Meeting of the shareholders and until his successor is elected and qualified. If any such nominee is not available for election at the time of the meeting , the persons named as proxies will vote for such sub-stitute nominee as the Board has recommended unless the number of
Directors  serving on the Board is reduced.   Each director who was not
an "interested person" as defined by the Investment Company Act of 1940 (the "Act"), received compensation, in the amount of $100.00, for services as a member of the Board during 1996. The compensation was paid by the Fund's investment Advisor out of it's investment management fee.

                        INFORMATION ABOUT DIRECTOR NOMINEES

* JIMMY BAKER(a), age  39
Principle Occupation
during last 5 years: President, AmTrust Investors, President, AmTrust
                     Capital Resources, Inc., Advisor to the Fund;
                     President, Jim Baker, PC(Certified Public Accountant)
Director Since 1993; Directly & Indirectly owns _______ shares of the Fund as of December 31, 1996
Board Meetings:      Present at all six meetings held during 1996
Committees:          None
Compensation:        None since last shareholders meeting

* JESSE BAKER (b), age 68
Principle Occupation
during last 5 years: Retired accountant
                     Consultant, Jim Baker, PC
Director Since 1994; Directly or Indirectly owns ______ shares of the Fund as of December 31, 1996
Board Meetings:      Present at five of the six meetings held during 1996
Committees:          None
Compensation:        None since last shareholders meeting

* MICKEY PACHTA (c) age 41
Principle Occupation
during last 5 years: Attorney at Law,Pachta and Associates,Specializing in
                     Trusts and Estate Planning,Member of State Bar of Texas
                     Certified Public Accountant
Director Since 1996; Directly or Indirectly owns _____ shares of the Fund as of December 31, 1996
Board Meetings:      Present at five of the six meetings held during 1996
Committees:          None
Compensation:        None since last shareholders meeting


PAUL ERDELT, age 39
Principle Occupation
during last 5 years: Advertising and Art Director for furniture store chain;
                     develops and produces all print media advertising
Director Since 1993; Directly or Indirectly owns ______ shares of the Fund as of December 31, 1996
Board Meetings:      Present at all six meetings held during 1996
Committees:          None
Compensation:        $100.00 since last shareholders meeting

PAUL TEINERT, age 36
Principle Occupation
during last 5 years: Certified Public Accountant, Self-employed;
                     Controller for Station Equipment and Maintenance;
                     Public Accountant for Roloff,Hnatek & Co.
Director Since 1996; Directly or Indirectly owns ______ shares of the Fund as of December 31, 1996
Board Meetings:      Present at all six meetings held during 1996
Committees:          None
Compensation:        $100.00 since last shareholders meeting

*  An interested party and/or a Director or shareholder of the Investment
   Advisor
(a) Mr. Jimmy Baker owns 50% of the outstanding stock of the Advisor and is the sole director of the Advisor.
(b) Mr. Jesse Baker owns 10% of the outstanding stock of the Advisor.
(c) Mr. Mickey Pachta owns 1.25% of the outstanding stock of the Advisor


Proposal 2:  To Ratify Selection of Independent Accountant

The Board of Directors recommends the employment of Michael S. Klingle, CPA as independent auditor with respect to the operations of the Fund for the year ending June 30, 1997. Mr. Klingle has provided all of the auditing services to the Fund since its inception. Mr. Klingle is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


Proposal 3:  To Approve the Management Agreement

The Fund currently has an Investment Advisory Agreement (the "Agreement") with AmTrust Capital Resources, Inc. (the "Advisor"), PO Box 3467, Victoria, TX 77903-3467. The Agreement was last submitted to the shareholders, and approved, at the annual meeting of the shareholders held January 19, 1996, for the purpose of complying with Section 15 of the Act. The Act specifies that in order for an advisory agreement to continue, it must be approved annually by a majority vote of the fund's shareholders. The Advisor has served as investment advisor to the Fund since the inception of the Fund on August 19, 1993. During the last
fiscal year ended June 30, 1996, the Advisor was paid $8,771.78.   A copy
of the complete text of the Investment Advisory Agreement is available free of charge upon request. Listed below is a summary of the existing Advisory Agreement, as approved when last submitted to the shareholders. INVESTMENT MANAGEMENT: The Advisor will act as the investment advisor for the Fund and will manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations, and to administer its affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. At all times the Advisor will be governed by the objectives and policies of the Fund as stated in the Fund's current Prospectus, the By-Laws, and the Articles of Incorporation of the Fund as may from time to time be in force. The Advisor further agrees to comply with all laws and procedures of the Securities and Exchange commission (the "SEC"), the Internal Revenue Service, the State of Texas, the National Association of Securities Dealers (the "NASD") and other appropriate agencies and relevant laws regarding the management and investment selection of registered investment companies. Any violation of the laws and procedures may be considered a breach of this contract by the Advisor. The Advisor also agrees to follow the policies and suggestions of the Fund and its Board of Directors unless such policies and suggestions would constitute a material change in this contract or is materially different from objectives and policies stated in the Registration Statements. The Advisor accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment, to provide clerical, bookkeeping and administrative services for the Fund, to provide shareholder and information services, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The advisor shall for all purposes herein provided be deemed to be an independent contractor, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Advisor agrees to keep appropriate records and calculate performance data for the Fund and agrees to provide such records and summaries to the Fund, the public or to other parties in furtherance of the business of the Fund. Such records and calculations of performance data will be maintained in compliance with the SEC, the NASD and other such regulatory body, where applicable. The Advisor shall assume all operating expenses of the Fund except the investment advisory fees (as described below), and the usual brokerage commissions and fees associated with buying and selling securities.
FIDELITY BONDING: The Advisor will maintain a fidelity bond in compliance with Rule 17(g) covering all access persons and insuring the Fund from larceny and embezzlement. In compliance with the requirements concerning policies that have a deductible clause, an escrow account has been established in the amount of the deductible and shall be maintain a balance for at least the amount of the deductible as stated on the policy The Advisor will also comply with Rule 17(g) concerning notice to the independent directors of the Fund concerning any claim made against the Advisor.
COMPENSATION: In consideration for services provided, the Fund agrees to provide the Advisor an Investment Advisory Fee (the "Fee"). The Fee shall be accrued daily and paid monthly at a specified annual rate (see "Annual Rate of the Advisory Fee"), multiplied by the aggregate average daily closing value of the Fund's Net Asset Value ("NAV") during the previous 30 days. That amount will then be multiplied by a fraction, the numerator of which is one (1) and the denominator of which is three hundred and sixty five (365), or if a leap year, three hundred and sixty-six (366).
ANNUAL RATE OF THE ADVISORY FEE: The specified annual rate will depend on the size of the Fund's average net assets as calculated during the last thirty (30) days. The following table sets for the annual rate that the Fund would pay depending on the Fund's thirty (30) day moving average net assets:

           If the average net assets during    The Fund would pay an
                the last 30 days were           advisor fee at the
         greater than     but      less than       Annual Rate of
         -----------------------------------   -----------------------
               .00           $  2,000,000.00            1.50%
   $  2,000,000.00           $  3,000,000.00            1.45%
   $  3,000,000.00           $  4,000,000.00            1.40%
   $  4,000,000.00           $  5,000,000.00            1.35%
   $  5,000,000.00           $ 10,000,000.00            1.30%
   $ 10,000,000.00                                      1.25%

DURATION: This Agreement shall continue in effect only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940.
TERMINATION: This Agreement shall be terminable upon written notice, by either party giving sixty (60) days notice. Termination shall be without penalty to either party. The Fund may effect termination by action of the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the common stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the common stock of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Advisor or any officer or director of the Advisor has taken any action which results in a breach of the covenants of the Advisor set forth herein. Termination of this Agreement shall not affect the right of the Advisor to receive payments on any unpaid balance of the compensation described herein earned prior to such termination.
ASSIGNMENT:   This Agreement is automatically void upon assignment of the contract by either party.


Proposal 4:  Other Matters

The management of the Fund knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters of which management is not now aware should be presented for action, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

Proposals of Shareholders. November 1, 1997 is the last day for receiving proposals of shareholders for inclusion in the proxy statement and proxy relating to the 1997 Annual Meeting. Proposals should be directed to the President at the Fund's business office and should be sent by certified mail.

The Board of Directors unanimously recommends that the shareholders vote FOR all proposals and all Director nominees.

It is important that proxies be returned promptly. Therefore, shareholders are urged to execute and return the proxy in the enclosed envelope whether or not you expect to attend the Annual Meeting. No postage is needed.
                                      Respectfully submitted,
                                      by Order of the Board of Directors
                                      Jimmy Baker, President
January 2, 1997







SNAME1
SNAME2
SADDR
FADDR




YOUR VOTE IS NEEDED.  PLEASE VOTE TODAY!

Please vote on the proposals below, and sign (on the BACK of this form) and date the proxy. Return your completed proxy to AmTrust Investors, Inc. in the enclosed postage-paid envelope today. If your address has changed, please make any corrections on the form. The proxy applies to the account listed below. The owner of the account listed below is entitled to one vote for each share owned as of December 31, 1996.

Account Number.......: SACCTN
Total Shares.........: STOTSH


1.  To Elect a Board of Directors    1. Jimmy Baker       4. Mickey Pachta
                                     2. Jesse Baker       5. Paul Teinert
                                     3. Paul Erdelt
[__] FOR all nominees listed  [__]  WITHHOLD AUTHORITY on all, or on nominee(s) #__________
                                                      indicate by number


2. To Ratify the Selection of Independent Accountant

    [__] For              [__] Against                  [__]  Abstain


3. To Approve the Management Agreement with AmTrust Capital Resources, Inc.

    [__]  For                  [__]  Against             [__]  Abstain


IMPORTANT:     Please vote your proxy

Your vote is needed!   Please vote on the reverse side of this form, sign
and date the proxy in the space provided. Return your completed proxy to AmTrust Investors, Inc. in the enclosed envelope today.

The undersigned hereby appoints Jimmy Baker or Mickey Pachta as attorneys and proxies with power of substitution to vote all stock of AmTrust Investors, Inc., which the undersigned is entitled to vote at the 1996 Annual Meeting of the shareholders of the Corporation and at any adjournments thereof, with respect to the proposals listed on the reverse hereof. The meeting will be held at 10:00 a.m., Friday, January 31, 1997, at 109-A Teakwood, Victoria, Texas.

As to any matter, or if any of the nominees are not available for election, said attorneys shall vote in accordance with their best judgment. This proxy is solicited by the Board of Directors.




Signature(s)

(All registered owners of the account shown must sign. If signing for a corporation, partnership, or as agent, attorney, trustee, custodian or other fiduciary, please indicate your capacity.)

Receipt of proxy statement is acknowledged. This proxy will be voted as specified herein. If no specification is made, the proxy will be voted in favor of the proposals and nominees. You may revoke this proxy anytime before it is voted at the meeting.

X______________________________  X__________________________________
Signature of Owner         Date   Signature of joint owner      Date
                                  (if applicable)